Exhibit 99.1

FOR IMMEDIATE RELEASE

January 22, 2026

Mission Produce Adopts Limited Duration Stockholder Rights Plan

OXNARD, Calif., – January 22, 2026 – Mission Produce, Inc. (Nasdaq: AVO) (“Mission Produce” or the “Company”), a world leader in sourcing, producing, and distributing fresh Hass avocados, with additional offerings in mangos and blueberries, today announced that its Board of Directors has approved the adoption of a limited duration stockholder rights plan (the “Rights Plan”), effective January 21, 2026, with a one-year duration expiring on January 21, 2027.

The Rights Plan was approved in response to the accumulation of the Company’s common stock by a strategic investor, Globalharvest Holdings Venture Ltd. The Company has engaged, and expects to continue to engage, in dialogue with Globalharvest Holdings Venture Ltd. regarding its investment in the Company. However, discussions to date have not resulted in any commitments regarding Globalharvest’s intended level of ownership. The Rights Plan is designed to promote the fair and equal treatment of all stockholders and to reduce the likelihood that any person or group gains control or undue influence over the Company through open market accumulations or other tactics without paying all shareholders an appropriate control premium. The Rights Plan is not being adopted in response to a proposal or intended to deter offers that are fair and otherwise in the best interests of the Company’s stockholders, and does not prevent the Board from considering or negotiating any proposal.

The Rights Plan is similar to other plans adopted by publicly held companies in comparable circumstances. Under the plan, one preferred stock purchase right will be distributed for each share of common stock held by stockholders of record on February 4, 2026. Under certain circumstances, each right will entitle stockholders to buy one one-hundredth of a share of newly-created Series A Junior Participating Preferred Stock of the Company at an exercise price of $63.00. The Company’s Board of Directors may redeem the rights at $0.01 per right at any time before a person or group has acquired 15% or more of the outstanding common stock. Additionally, at any time after a person or group becomes an acquiring person and before such person or group acquires 50% or more of the outstanding common stock, the Board of Directors may exchange the outstanding rights (other than those held by the acquiring person, which will be void) for shares of common stock at an exchange rate of one share of common stock per right, subject to adjustment. The Rights Plan is effective January 21, 2026 and has a one-year duration, expiring on January 21, 2027, subject to the Company’s right to extend such date, unless earlier redeemed or exchanged by the Company or terminated.

Subject to limited exceptions, if a person or group acquires 15% or more of the Company’s common stock (including shares that are synthetically owned pursuant to derivative transactions or ownership of derivative securities) or announces a tender offer and the consummation of that offer would result in such ownership (we refer to such a person or group as an “acquiring person”), each right will entitle its holder to purchase, at the right’s then-current exercise price, a number of shares of common stock having a market value at that time of two times the right’s exercise price. Rights held by the acquiring person will become void and will not be exercisable. If the Company is acquired in a merger or other business combination transaction that has not been approved by the Board of Directors after the rights become exercisable, each right will entitle its holder to purchase, at the right’s then-current exercise price, a number of shares of the acquiring company’s common stock having a market value at that time of two times the right’s exercise price.

The dividend distribution to establish the new Rights Plan will be payable to stockholders of record on February 4, 2026. The rights distribution is not taxable to stockholders. Further details about the rights plan will be contained in a Form 8-K to be filed by the Company with the SEC.

About Mission Produce, Inc.

Mission Produce is a global leader in the worldwide avocado business with additional offerings in mangos and blueberries. Since 1983, Mission Produce has been sourcing, producing and distributing fresh Hass avocados, and currently services retail, wholesale and foodservice customers in over 25 countries. The vertically integrated Company owns and operates four state-of-the-art packing facilities in key growing locations globally, including California, Mexico, Peru, Guatemala and has additional sourcing capabilities in Chile, Colombia, the Dominican Republic, Brazil, Ecuador, South Africa and more, which allow the company to provide a year-round supply of premium fruit. Mission’s global distribution network includes strategically positioned forward distribution centers across key markets throughout North America, China, Europe, and the UK, offering value-added services such as ripening, bagging, custom packing and logistical management. For more information, please visit www.missionproduce.com.

Forward-Looking Statements

Statements in this press release that are not historical in nature are forward-looking statements that, within the meaning of the federal securities laws, including the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, involve known and unknown risks and uncertainties. Words such as “may”, “will”, “expect”, “intend”, “plan”, “believe”, “seek”, “could”, “estimate”, “judgment”, “targeting”, “should”, “anticipate”, “goal” and variations of these words and similar expressions, are also intended to identify forward-looking statements. The forward-looking statements in this press release address a variety of subjects, including statements about our short-term and long-term assumptions, goals and targets. Many of these assumptions relate to matters that are beyond our control and changing rapidly. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurances that our expectations will be attained. Readers are cautioned that actual results could differ materially from those implied by such forward-looking statements due to a variety of factors, including: reliance on primarily one main product, limitations regarding the supply of fruit, either through purchasing or growing; fluctuations in the market price of fruit; increasing competition; risks associated with doing business internationally, including Mexican and Peruvian economic, political and/or societal conditions; inflationary pressures; establishment of sales channels and geographic markets; loss of one or more of our largest customers; general economic conditions or downturns; supply chain failures or disruptions; disruption to the supply of reliable and cost-effective transportation; failure to recruit or retain employees, poor employee relations, and/or ineffective organizational structure; inherent farming risks, including climate change; seasonality in operating results; failures associated with information technology infrastructure, system security and cyber risks; new and changing privacy laws and our compliance with such laws; food safety events and recalls; failure to comply with laws and regulations; changes to trade policy and/or export/import laws and regulations; risks from business acquisitions, if any; lack of or failure of infrastructure; material litigation or governmental inquiries/actions; failure to maintain or protect our brand; changes in tax rates or international tax legislation; risks associated with global conflicts; inability to accurately forecast future performance; the viability of an active, liquid, and orderly market for our common stock; volatility in the trading price of our common stock; concentration of control in our executive officers, and directors over matters submitted to stockholders for approval; limited sources of capital appreciation; significant costs associated with being a public company and the allocation of significant management resources thereto; reliance on analyst reports; failure to maintain proper and effective internal control over financial reporting; restrictions on takeover attempts in our charter documents and under Delaware law; the selection of Delaware as the exclusive forum for substantially all disputes between us and our stockholders; risks related to restrictive covenants under our credit facility, which could affect our flexibility to fund ongoing operations, uses of capital and strategic initiatives, and, if we are unable to maintain compliance with such covenants, lead to significant challenges in meeting our liquidity requirements and acceleration of our debt; and other risks and factors discussed from time to time in our Annual and Quarterly Reports on Forms 10-K and 10-Q and in our other filings with the Securities and Exchange Commission. You can obtain copies of our SEC filings on the SEC’s website at www.sec.gov. The forward-looking statements contained in this press release are made as of the date hereof and the Corporation does not intend to, nor does it assume any obligation to, update or supplement any forward-looking statements after the date hereof to reflect actual results or future events or circumstances.

Company Contacts:

Investor Relations:

ICR

Jeff Sonnek

646-277-1263

jeff.sonnek@icrinc.com

Media:

Jenna Aguilera

Marketing Content and Communications Manager

Mission Produce, Inc.

press@missionproduce.com